Exhibit 10.11
Amendment No. 1 to Credit Agreement
          This Amendment No. 1, dated as of June [29], 2006 (this “Amendment”) to the Credit Agreement dated as of April 27, 2006 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among MVC Capital, inc., a Delaware corporation (the “Company”), MVC Financial Services, inc., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the institutions from time to time party thereto as Lenders (the “Lenders”), and Guggenheim Corporate Funding, LLC, as administrative agent (in such capacity, the “Administrative Agent”), is entered into among the Borrowers, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and
          Whereas, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement
          The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
          (a) Amendments to Schedules to the Credit Agreement
          (1) Schedule 2.1 (Term Loan Borrowings) to the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the schedule attached hereto as Annex A.
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective as of the date first written above when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Administrative Agent and the Lenders constituting the Required Lenders (the “Amendment Effective Date”).
     Section 3. Representations and Warranties
          On and as of the date hereof, after giving effect to this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:

Amendment No 1 to
Credit Agreement
          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;
          (b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby (if applicable);
          (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and
          (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).
     Section 4. Fees and Expenses
          (a) The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.
     Section 5. Reference to the Effect on the Loan Documents
          (a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the date hereof.
          (b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

2

Amendment No 1 to
Credit Agreement
          (d) This Amendment shall be deemed a Loan Document.
     Section 6. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 7. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 8. Section Titles
          The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
     Section 9. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 10. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 11. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
     Section 12. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

3

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC Capital, Inc. as Borrower

By:

Name:
Title:

MVC Financial Services, Inc. as Borrower

By:

Name:
Title:

Guggenheim Corporate Funding, LLC, as Administrative Agent

By:

Name:
Title:
[Signature page to Amendment No. 1]

Midland National Life Insurance Company, as Lender

By:

Name:
Title:

North American Company for Life and health Insurance, as Lender

By:

Name:
Title:
[Signature page to Amendment No. 1]

Annex A
to Amendment No. 1
SCHEDULE 2.1
Term Loan Borrowings
Schedule of Term Loan drawings:

Draw Date:	Amount:
April 27, 2006	$17,500,000

July 31, 2006	$12,500,000

August 31, 2006	$5,000,000

On or before January 31, 2007*	$15,000,000

*	- Remaining $15,000,000 to be drawn at the earlier of (i) the time of purchase by the Company from the Administrative Agent of the remaining $15,000,000 (or, if less, the outstanding portion) of investments in senior debt, subordinated debt and/or junior subordinated debt and (ii) January, 31, 2007.

EXECUTION COPY
Amendment No. 2 to Credit Agreement
          This Amendment No. 2, dated as of October 17, 2006 (this “Amendment”) to the Credit Agreement dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among MVC Capital, Inc., a Delaware corporation (the “Company”), MVC Financial Services, Inc., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the institutions from time to time party thereto as Lenders (the “Lenders”), and Guggenheim Corporate Funding, LLC, as administrative agent (in such capacity, the “Administrative Agent”), is entered into among the Borrowers, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and
          Whereas, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement
          The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
          (a) Amendments to Section 2 (Amount and Terms of Commitments)
          (1) Section 2.1 (Term Loan Commitments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
2.1 Term Loan Commitments. Subject to the terms and conditions hereof, the Term Loan Lenders severally agree to make term loans (each, a “Term Loan”) to the Borrowers on the dates and in the amounts set forth on Schedule 2.1 hereto, provided, that the Term Loans of each Term Loan Lender shall not exceed the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Company and notified to the Administrative Agent and applicable Lenders in accordance with Sections 2.2 and 2.11. Amounts prepaid on account of the Term Loans may not be reborrowed; provided, that an aggregate amount of up to $15,000,000 of the unfunded Term Loan Commitments may be borrowed, prepaid (without premium or penalty other than breakage costs) and

Amendment No. 2 to
Credit Agreement
reborrowed during the period beginning on September 10, 2006 and ending on November 10, 2006. All Term Loans shall be drawn on or prior to January 31, 2007.
          (b) Amendments to Section 6 (Negative Covenants)
          (1) Section 6.17 (LaSalle Credit Facility) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
6.17 Lasalle Credit Facility. (i) allow any loans to remain outstanding under the LaSalle Credit Facility for a period exceeding 7 Business Days and (ii) incur any borrowings or allow any loans to remain outstanding under the LaSalle Credit Facility on or after August 31, 2006 unless otherwise agreed to by the Administrative Agent.
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective as of the date first written above when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Administrative Agent and the Lenders constituting the Required Lenders (the “Amendment Effective Date”).
     Section 3. Representations and Warranties
          On and as of the date hereof, after giving effect to this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;
          (b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby (if applicable);
          (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and
          (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

2

Amendment No. 2 to
Credit Agreement
     Section 4. Fees and Expenses
          (a) The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.
     Section 5. Reference to the Effect on the Loan Documents
          (a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the date hereof.
          (b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment shall be deemed a Loan Document.
     Section 6. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 7. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 8. Section Titles
          The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

3

Amendment No. 2 to
Credit Agreement
     Section 9. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 10. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 11. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
     Section 12. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

4

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC Capital, Inc. as Borrower

By:

Name:
Title:

MVC Financial Services, Inc. as Borrower

By:

Name:
Title:

Guggenheim Corporate Funding, LLC, as Administrative Agent

By:

Name:
Title:
[Signature page to Amendment No. 2]

Midland National Life Insurance Company, as Lender

By:

Name:
Title:

North American Company for Life and health Insurance, as Lender

By:

Name:
Title:
[Signature page to Amendment No. 2]

Execution Copy
Amendment No. 3 To Credit Agreement
          This Amendment No. 3, dated as of January 26, 2007 (this “Amendment”) to the Credit Agreement dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among MVC Capital, Inc., a Delaware corporation (the “Company”), MVC Financial Services, Inc., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the institutions from time to time party thereto as Lenders (the “Lenders”), and Guggenheim Corporate Funding, LLC, as administrative agent (in such capacity, the “Administrative Agent”), is entered into among the Borrowers, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and
          Whereas, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement
          The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
     (a) Amendments to Section 1 (Definitions)
          (1) Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.1 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.1:
     “Advisor” shall mean The Tokarz Group Advisers LLC, a Delaware limited liability company.
     “Advisory Agreement” shall mean that certain Investment Advisory and Management Agreement, dated as of October 31, 2006, among the Company and the Advisor.
     “Capital Gains Fee” shall have the meaning given to such term in Section 3(b)(ii) of the Advisory Agreement.

Amendment No. 3 to
Credit Agreement
     “Incentive Compensation Expense” shall mean all cash and non-cash amounts paid or accrued by the company in respect of the Capital Gains Fee.
          (2) The defined term “EBIT” Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “EBIT” shall mean, for any period and with respect to the Company and its Consolidated Subsidiaries, an amount equal to the sum of (a) operating income after deduction of all operating expenses and other proper charges other than taxes and Interest Expense and (b) to the extent deducted from clause (a) above as an operating expense, Incentive Compensation Expense, in each case, as determined in accordance with GAAP.
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective as of the date first written above when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Administrative Agent and the Lenders constituting the Required Lenders (the “Amendment Effective Date”).
     Section 3. Representations and Warranties
          On and as of the date hereof, after giving effect to this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;
          (b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby (if applicable);
          (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and
          (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

2

Amendment No. 3 to
Credit Agreement
     Section 4. Fees and Expenses
          (a) The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.
     Section 5. Reference to the Effect on the Loan Documents
          (a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the date hereof.
          (b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment shall be deemed a Loan Document.
     Section 6. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 7. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 8. Section Titles
          The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

3

Amendment No. 3 to
Credit Agreement
     Section 9. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 10. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 11. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
     Section 12. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

4

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC Capital, Inc. as Borrower

By:

Name:
Title:

MVC Financial Services, Inc. as Borrower

By:

Name:
Title:

Guggenheim Corporate Funding, LLC, as Administrative Agent

By:

Name:
Title:
[Signature page to Amendment No. 3]

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC Capital, Inc. as Borrower

By:

Name:
Title:

MVC Financial Services, Inc. as Borrower

By:

Name:
Title:

Guggenheim Corporate Funding, LLC, as Administrative Agent

By:

Name:
Title:
[Signature page to Amendment No. 3]

Midland National Life Insurance Company, as Lender

By: Guggenheim Partners Advisory Company, its agent

By:

Name:
Title:

North American Company for Life and health Insurance, as Lender

By: Guggenheim Partners Advisory Company, its agent

By:

Name:
Title:
[Signature page to Amendment No. 3]

Execution Copy
Amendment No. 4 to Credit Agreement
and
Amendment No. 1 to Guarantee and Collateral Agreement
          This Amendment No. 4 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement, dated as of April 24, 2008 (this “Amendment”), among MVC Capital, inc., a Delaware corporation (the “Company”), MVC Financial Services, inc., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the Lenders identified on the signature pages hereto (the “Lenders”), and Guggenheim Corporate Funding, LLC, as administrative agent for the lenders (in such capacity, the “Administrative Agent”), amends certain provisions of (i) the Credit Agreement, dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the institutions from time to time party thereto as Lenders (the “Lenders”), and the Administrative Agent and (ii) the Guarantee and Collateral Agreement, dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among the Borrowers, as grantors, each other grantor from time to time party thereto, and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W  i  t  n  e  s  s  e  t  h:
          Whereas, the Borrowers have requested that the Lenders amend the Credit Agreement and the Guarantee and Collateral Agreement in certain respects as set forth below; and
          Whereas, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Guarantee and Collateral Agreement in certain respects as set forth below;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement
          The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
          (a) Amendments to Section 1 (Definitions)
               (i) Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.1 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.1:
     “BB&T”: Branch Banking and Trust Company.

Amendment No. 4 to
Credit Agreement
     “BB&T Account”: that certain securities account No. 11820000602, maintained by the Company with BB&T.
     “BB&T Collateral”: collectively, (i) the BB&T Account, (ii) the BB&T Investments and (iii) cash on deposit in the BB&T Account in an amount not to exceed the sum of (x) $5,000,000 deposited by the Company on the Fourth Amendment Effective Date and (y) the aggregate amount of Proceeds of any BB&T Investments received by the Company after the Fourth Amendment Effective Date.
     “BB&T Credit Facility”: that certain secured revolving credit agreement dated as of April 24, 2008, between the Company, as Borrower, MVCFS, as initial guarantor, the lenders party thereto, BB&T, as administrative agent, and BB&T Capital Markets, as lead arranger, as amended prior to the Fourth Amendment Effective Date.
     “BB&T Investments”: Investments by a Loan Party in Cash Equivalents which are (i) made with the proceeds of borrowings under the BB&T Credit Facility, (ii) maintained or held in the BB&T Account and (iii) permitted pursuant to Section 6.8.
     “BB&T Loan Documents”: collectively, each agreement and each other document (each such agreement or document, a “BB&T Loan Document”) executed by the Company or any of its Affiliates and delivered to BB&T (or any of its successors or permitted assigns) or any other agent or lender in connection with or pursuant to the BB&T Credit Facility.
     “Fourth Amendment”: that certain Amendment No. 4 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement, dated as of April 24, 2008, among the Borrowers, the Lenders party thereto and the Administrative Agent.
     “Fourth Amendment Effective Date”: the date on which the Fourth Amendment shall have become effective in accordance with its terms.
     “Proceeds”: as defined in the Guarantee and Collateral Agreement.
          (b) Amendments to Section 5 (Affirmative Covenants)
               (i) Clause (b) of Section 5.7 (Notices) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
                    (b) any (i) default or event of default under any Contractual Obligation or Eligible Investment of the Company or any of its Subsidiaries, (ii) default or event of default under the BB&T Credit Facility or (iii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, that in each case, if not cured or if adversely determined, as the case may be, could reasonably by expected to have a Material Adverse Effect;
          (c) Amendments to Section 6 (Negative Covenants)
               (i) Section 6.2 (Limitation on Indebtedness) of the Credit Agreement is hereby amended by renaming clause (e) thereof as clause (f) and by inserting the following new clause (e) immediately before such clause (f):

2

Amendment No. 4 to
Credit Agreement
                    (e) Indebtedness pursuant to the BB&T Credit Facility in an aggregate amount not to exceed $50,000,000 at any one time outstanding; and
               (ii) Section 6.3 (Limitation on Liens) of the Credit Agreement is hereby amended by renaming clause (h) thereof as clause (i) and by inserting the following new clause (h) immediately before such clause (i):
                    (h) Liens on the BB&T Collateral created pursuant to the BB&T Loan Documents securing Indebtedness incurred pursuant to Section 6.2(e); provided, that such Liens do not at any time encumber any Property of any Loan Party other than the BB&T Collateral; and
               (iii) Section 6.8 (Limitation on Investments) of the Credit Agreement is hereby amended by renaming clause (d) thereof as clause (e) and by inserting the following new clause (d) immediately before such clause (e):
                    (d) each of (i) the BB&T Investments and (ii) Investments in the BB&T Account consisting of (x) a one-time cash Investment to be made on the Fourth Amendment Effective Date in an amount not exceeding $5,000,000 and (y) the Proceeds of any BB&T Investment; provided, that no Loan Party shall make any transfer or other Investment of cash or Cash Equivalents into the BB&T Account at any point after the Fourth Amendment Effective Date other than any such transfer or Investment consisting of the Proceeds of any BB&T Investment; and
               (iv) Section 6.15 (Limitation on Amendments to Other Documents) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               6.15 Limitation on Amendments to Other Documents. Amend (i) its certificate of incorporation or (ii) any of (x) the LaSalle Credit Facility or (y) any BB&T Loan Document, in each case, in any manner determined by the Administrative Agent to be adverse to the Lenders.
          (d) Amendments to Section 7 (Events of Default)
               (i) Section 7 (Events of Default) of the Credit Agreement is hereby amended by deleting the word “or” at the end of clause (l) thereof, inserting the word “or” at the end of clause (m) thereof, and inserting the following new clause (n) immediately after such clause (m):
                    (n) Any Loan Party shall (i) make any payment on account of any principal amount outstanding under the BB&T Credit Facility (other than any such payment which is made solely using cash on deposit in the BB&T Account or the Proceeds of BB&T Collateral), (ii) default in any payment when due under the BB&T Credit Facility or (iii) default in the performance or observance of any other obligation, covenant, condition or requirement of the BB&T Credit Facility, and such failure to perform or observe such other obligation, covenant, condition or requirement continues unremedied for a period of ten (10) days after written notice has been given to any Loan Party of the occurrence of such default;
     Section 2. Amendments to the Guarantee and Collateral Agreement
          (a) The defined term “Excluded Assets” in Section 1.1 (Definitions) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

3

Amendment No. 4 to
Credit Agreement
               “Excluded Assets”: each of (i) Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock” set forth in this Section 1.1, (ii) Capital Stock of any Portfolio Company, (iii) the LaSalle Account, and (iv) solely to the extent that the BB&T Credit Facility remains in full force and effect or any obligation thereunder remains outstanding, the BB&T Collateral; provided, that immediately upon the termination or expiration of the BB&T Credit Facility and the payment in full of all obligations thereunder, the BB&T Collateral shall cease to be an Excluded Asset hereunder and shall be subject to the security interest granted to the Administrative Agent pursuant to Section 3 hereof.
     Section 3. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective as of the date first written above (such date, the “Amendment Effective Date”) when, and only when, the Administrative Agent shall have received (i) this Amendment, duly executed by the Borrowers, the Administrative Agent and the Lenders constituting the Required Lenders and (ii) a fully-executed copy of the BB&T Credit Facility and each other BB&T Loan Document executed in connection therewith, in each case certified as complete and correct by a duly authorized officer of the Company.
     Section 4. Representations and Warranties
          On and as of the date hereof, after giving effect to this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;
          (b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby (if applicable);
          (c) no Default or Event of Default has occurred and is continuing; and
          (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).
     Section 5. Fees and Expenses
          (a) The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation,

4

Amendment No. 4 to
Credit Agreement
reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.
     Section 6. Reference to the Effect on the Loan Documents
          (a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the date hereof.
          (b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment shall be deemed a Loan Document.
     Section 7. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 8. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 9. Section Titles
          The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
     Section 10. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.

5

Amendment No. 4 to
Credit Agreement
     Section 11. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 12. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
     Section 13. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

6

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC Capital, Inc. as Borrower

By: Name:
Title:

MVC Financial Services, Inc. as Borrower

By: Name:
Title:

Guggenheim Corporate Funding, LLC, as Administrative Agent

By:
Name:
Title:
[Signature page to Amendment No. 4]

Midland National Life Insurance Company, as Lender

By: Guggenheim Partners Advisory Company, its agent

By: Name:
Title:

North American Company for Life and health Insurance, as Lender

By: Guggenheim Partners Advisory Company, its agent

By: Name:
Title:

Sands Point Funding Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:

Copper River CLO Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:
[Signature page to Amendment No. 4]

Kennecott Funding Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:

Green Lane CLO Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:

Iron Hill CLO Limited, as Lender

By: Guggenheim Partners Europe Limited, its Manager

By:
Name:
Title:

ii

Execution Copy
Amendment No. 5 to Credit Agreement
          This Amendment No. 5 to Credit agreement, dated as of October 31, 2008 (this “Amendment”), among MVC CAPITAL, INC., a Delaware corporation (the “Company”), MVC FINANCIAL SERVICES, INC., a Delaware corporation (“MVCFS”, and together with the Company, each a “Borrower”, and collectively, the “Borrowers”), the Lenders identified on the signature pages hereto (the “Lenders”), and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent for the lenders (in such capacity, the “Administrative Agent”), amends certain provisions of the Credit Agreement, dated as of April 27, 2006 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the institutions from time to time party thereto as Lenders (the “Lenders”), and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W  i  t  n  e  s  s  e  t  h:
          Whereas, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and
          Whereas, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement
          The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
          (a) Amendments to Section 1 (Definitions)
               (i) Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.1 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.1 (and the following definitions shall replace in their entirety existing definitions for the corresponding terms in such Section 1.1, as applicable):
          “Consolidated Debt”: as of any date of determination thereof, the aggregate unpaid amount of all Indebtedness (including, without limitation, any Portfolio Company Guaranty Indebtedness) of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP and denominated in U.S. dollars after giving effect to the applicable Exchange Rate.
          “Exchange Rate”: the market rate at which any foreign currency denominated loans (including, without limitation, those made in Euros and Czech Koruna) are exchangeable into United States dollars as of the last day of any fiscal quarter of the Company, as evidenced by the Foreign Currency Exchange Rates section of the Wall Street Journal as of such date.

Amendment No. 5 to
Credit agreement
          “Mortgage 1”: that certain capital loan from Erste Bank der oesterreichischen Sparkassen AG to Autowelt & Service Austria GmbH, a wholly-owned subsidiary of MVC Automotive, dated January 16, 2008, in the original principal amount of €4,000,000, as guaranteed by the Company.
          “Mortgage 2”: (i) that certain capital loan from Rabobank Nederland to FRE Netherland B.V., a wholly-owned subsidiary of MVC Automotive, dated January 15, 2008, in the original principal amount of €2,500,000; and (ii) that certain loan from Rabobank Nederland to FRE Netherland B.V., dated January 15, 2008, in the original principal amount of €4,000,000, each as guaranteed by the Company.
          “Mortgage 3”: that certain loan from Nordea Bank Finland P1c Latvijas filiāle, dated July 19, 2007, to SIA Tekers Invest, a wholly-owned subsidiary of MVC Automotive, in the original principal amount of €1,500,000, as guaranteed by the Company.
          “Mortgage 4”: that certain loan from ING Bank N.V. to Auto MOTOL BENI, a wholly-owned subsidiary of MVC Automotive, dated September 9, 2008, for CZK 35,000,000, as guaranteed by the Company.
          “MVC Automotive”: MVC Automotive Group B.V., a company established under the laws of the Netherlands.
          “Portfolio Company Guaranty Indebtedness”: any Guarantee Obligation by any Loan Party with respect to Indebtedness of: (i) MVC Automotive or its subsidiaries, with respect to Mortgage 1, Mortgage 2 and Mortgage 3, in a total aggregate principal amount not to exceed €12,000,000 and permanently decreased by any reduction, repayment, refinancing or replacement thereof; and (ii) Auto MOTOL BENI with respect to Mortgage 4, in an aggregate principal amount not to exceed CZK 35,000,000 and permanently decreased by any reduction, repayment, refinancing or replacement thereof.
          (b) Amendments to Section 6 (Negative Covenants)
               (i) Section 6.1 (Financial Conditions Covenants) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          (a) Minimum Consolidated Shareholders’ Equity. Permit Consolidated Shareholders’ Equity (excluding: (i) any Indebtedness pursuant to the BB&T Credit Facility; and (ii) any BB&T Investments) to be less than (a) $168,334,946 plus (b) 75% of the cumulative Net Proceeds of Capital Stock/Conversion of Debt received at any time after the date of the Closing Date (excluding the Net Proceeds of Capital Stock/Conversion of Debt by a Consolidated Subsidiary to another Consolidated Subsidiary or to the Company);
          (b) Interest Coverage Ratio. Permit the ratio of EBIT (excluding any interest or other income received on account of the BB&T Investments) to Interest Expense (excluding all Interest Expense related to the Indebtedness pursuant to the BB&T Credit Facility) of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of the last day of each fiscal quarter for the period of four consecutive fiscal quarters ended on such day, to be less than 2.25 to 1.0.
          (c) Debt to Equity Ratio. Permit the ratio of Consolidated Debt (excluding all Indebtedness pursuant to the BB&T Credit Facility) to Consolidated Shareholder’s Equity (excluding (i)

2

Amendment No. 5 to
Credit Agreement
all Indebtedness pursuant to the BB&T Credit Facility and (ii) BB&T Investments) to exceed 1.0 to 1.0 as of the last day of any fiscal quarter.
          (d) Asset Coverage.
          (i) Permit the ratio of Total Assets (excluding any BB&T Investments in the BB&T Account) to Consolidated Debt (excluding all Indebtedness pursuant to the BB&T Credit Facility) to be less than 2.5 to 1.0 as of the last day of any fiscal quarter.
          (ii) Permit the ratio of (1) the sum of Unrestricted Cash (excluding any BB&T Investments that are Cash Equivalents) plus Eligible Debt Investments to (2) Consolidated Debt (excluding all Indebtedness pursuant to the BB&T Credit Facility) to be less than 1.5 to 1.0 as of the last day of any fiscal quarter. For the avoidance of doubt, it is the intent of the Parties that all Indebtedness pursuant to the BB&T Credit Facility, as well as all BB&T Investments and assets in the BB&T Account be disregarded for the purposes of calculating all financial covenants contained in this Section 6.1.
               (ii) Section 6.2 (Limitation on Indebtedness) of the Credit Agreement is hereby amended by deleting the word “and” after the semi-colon at the end of clause (e) thereof, renaming clause (f) as clause (g) and by inserting the following new clause (f) immediately before such clause (g);
               (f) Portfolio Company Guaranty Indebtedness; and
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective as of the date first written above (such date, the “Amendment Effective Date”) when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Administrative Agent and the Lenders constituting the Required Lenders.
     Section 3. Representations and Warranties
          On and as of the date hereof, after giving effect to this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms;
          (b) each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true and correct in all material respects on and as of the date hereof as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby (if applicable);

3

Amendment No. 5 to
Credit Agreement
          (c) no Default or Event of Default has occurred and is continuing; and
          (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).
     Section 4. Fees and Expenses
          (a) The Borrowers and each other Loan Party agree to pay on demand in accordance with the terms of Section 9.5 (Payment of Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.
     Section 5. Reference to the Effect on the Loan Documents
          (a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the date hereof.
          (b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment shall be deemed a Loan Document.
     Section 6. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 7. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.

4

Amendment No. 5 to
Credit Agreement
     Section 8. Section Titles
          The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
     Section 9. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 10. Severability
          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 11. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
     Section 12. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

5

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MVC Capital, Inc. as Borrower

By:
Name:
Title:

MVC Financial Services, Inc. as Borrower

By:
Name:
Title:

Guggenheim Corporate Funding,LLC, as Administrative Agent

By:
Name:
Title:
[Signature page to Amendment No. 5]

Midland National Life Insurance Company, as Lender

By: Guggenheim Partners Advisory Company, its agent

By: Name:
Title:

North American Company for Life and health Insurance, as Lender

By: Guggenheim Partners Advisory Company, its agent

By: Name:
Title:

Sands Point Funding Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:

Copper River CLO Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:
[Signature page to Amendment No. 5]

Kennecott Funding Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:

Green Lane CLO Ltd., as Lender

By: Guggenheim Investment Management, LLC, its Collateral Manager

By: Name:
Title:

Iron Hill CLO Limited, as Lender

By: Guggenheim Partners Europe Limited, its Manager

By: Name:
Title:

[Signature page to Amendment No. 5]